                                                                  EXHIBIT 10.10


               FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT
                             AND FACILITY LETTER




         THIS FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND FACILITY LETTER (this "Amendment") is made this 24th day of December, 1996, by and among FIRST UNION COMMERCIAL CORPORATION ("Lender"), a North Carolina corporation; and ARGENBRIGHT SECURITY, INC. ("Argenbright Security"), ARGENBRIGHT, INC. ("Argenbright Transportation") and INTERSEC, INC. ("Intersec"), (Argenbright Security, Argenbright Transportation and Intersec, collectively, "U.S. Borrowers"), ADI U.K. LIMITED ("ADI U.K."), AVIATION DEFENCE INTERNATIONAL GERMANY LIMITED ("ADI Germany") (ADI U.K. and ADI Germany, collectively, "European Borrowers") (U.S. Borrowers and European Borrowers, collectively, "Obligated Borrowers"), ARGENBRIGHT HOLDINGS LIMITED ("U.S. Holdings Guarantor"), and ADI GROUP LIMITED ("European Guarantor") (U.S. Holdings Guarantor and European Guarantor, collectively, "Corporate Guarantors"), each a corporation with its chief executive office and principal place of business at the address specified in the Loan and Security Agreement referred to below.

         WHEREAS, Obligated Borrowers, Corporate Guarantors and Lender have entered into that certain Loan and Security Agreement, dated as of December 22, 1995, as amended (the "Loan Agreement"), pursuant to which Lender has extended to U.S. Borrowers the U.S. Revolver Facility (as defined in the Loan Agreement) in the amount of up to twenty million dollars ($20,000,000); and

         WHEREAS, pursuant to the Loan Agreement, Lender, European Borrowers and European Guarantor have entered into that certain Facility Letter, dated December 22, 1995, as amended, pursuant to which Lender has extended to European Borrowers the European Revolver Facility (as defined in the Facility Letter) in the amount of up to the Dollar Equivalent of five million dollars ($5,000,000); and

         WHEREAS, Obligated Borrowers, Corporate Guarantors and Lender wish to amend the Loan Agreement and the Facility Letter on the terms and subject to the conditions provided herein; and

         WHEREAS, Section 2.3 of the Loan Agreement provides that the Loan Agreement may be amended by agreement of all Obligated Borrowers, Corporate Guarantors and Lender;

         NOW, THEREFORE, for and in consideration of the foregoing, and for ten dollars ($10.00) and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:





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SECTION 1.       DEFINED TERMS

         Capitalized terms used herein and not defined herein are to have the meanings assigned to such terms in the Loan Agreement or the Facility Letter, as applicable.


SECTION 2.       AMENDMENTS TO THE LOAN AGREEMENT

         Effective on the Amendment Effective Date (as defined herein), the Loan Agreement is amended in accordance with this Amendment. Except as specifically amended by this Amendment, all of the original terms and provisions of the Loan Agreement shall continue in full force and effect.

         Section 2.1. The Loan Agreement is hereby amended to delete in its entirety the definition of "Net Operating Cash Flow" contained therein and to substitute therefor the following definition, reading as follows:

                 "Net Operating Cash Flow - with respect to any period, a Person's EBIDAT, plus (i) the amount, if any, by which the reserve for insurance claims on the last day of such period exceeds the reserve for insurance claims on the first day of such period, to the extent such excess resulted in a charge to net income for such period, minus
         (ii) all Unfinanced Capital Expenditures, minus (iii) all income and franchise taxes paid in cash during such period, minus (iv) the amount, if any, by which the reserve for insurance claims on the first day of such period exceeds the reserve for insurance claims on the last day of such period."

         Section 2.2. The Loan Agreement is hereby amended to delete in its entirety the lead-in clause of Section 6(C) thereof and to substitute therefor the following clause, reading as follows:

                 "(C)     U.S. Holdings Guarantor (on a consolidated basis) to
         maintain at each Fiscal Period-end a Debt Service Coverage for the immediately preceding thirteen (13) Fiscal Periods (provided that during the fiscal year ending December 31, 1996, such calculation shall be based upon the cumulative monthly average annualized for such fiscal year and provided further that such calculation shall exclude U.S. tax payments made with respect to the fiscal year ended December 31, 1995) of not less than the ratio shown below for the period corresponding thereto:"

         Section 2.3. The Loan Agreement is hereby amended to amend the Financial and Contingency Schedule thereto to delete in their entirety subparagraphs (a) and (b) of paragraph 9 thereof and to substitute therefor the following subparagraphs (a) and (b), reading as follows:

                 "(a) The U.S. Borrowers, the U.S. Holdings Guarantor and their Subsidiaries may make Capital Expenditures and may incur Capitalized Lease Obligations in an amount which, in the aggregate for all such Capital Expenditures and Capitalized Lease





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         Obligations, does not exceed $1,900,000 during their 1996 fiscal years, $2,100,000 during their 1997 fiscal years and $2,300,000 during their 1998 fiscal years.

                 (b) The European Borrowers, the European Guarantor and their Subsidiaries may make Capital Expenditures and may incur Capitalized Lease Obligations in an amount which, in the aggregate for all such Capital Expenditures and Capitalized Lease Obligations, does not exceed $2,000,000 during their 1996 fiscal years, $2,200,000 during their 1997 fiscal years and $2,400,000 during their 1998 fiscal years."


SECTION 3.       AMENDMENTS TO THE FACILITY LETTER

         Effective on the Amendment Effective Date, the Facility Letter is amended in accordance with this Amendment. Except as specifically amended by this Amendment, all of the original terms and provisions of the Facility Letter shall continue in full force and effect.

         Section 3.1. The Facility Letter is hereby amended to delete in its entirety the definition of "Interim Term" from the Glossary thereto.

         Section 3.2. The Facility Letter is hereby amended to delete in its entirety subsection (d) of Section 2 thereof and to substitute therefor the following subsection (d), reading as follows:

                 "(d)     The European Revolver Facility will be in effect for
         a period commencing on the date hereof and ending on the last day of the Original Term and will automatically renew itself for one (1) year periods thereafter (each a "Renewal Term"), unless terminated as hereinafter provided."


SECTION 4.       CONDITIONS TO EFFECTIVENESS

         Section 4.1. Effective Date. The amendments to the Loan Agreement and the Facility Letter set forth in Sections 2 and 3 of this Amendment are to become effective as of November 1, 1996 on the first date (such first date, the "Amendment Effective Date") on which this Amendment has been executed by Corporate Guarantors and Obligated Borrowers and all of the conditions to effectiveness of this Amendment set forth in Sections 4.2, 4.3 and 4.4 of this Amendment have been satisfied.

         Section 4.2. Execution. Lender shall have received (i) two original counterparts of this Amendment, duly executed by Corporate Guarantors and Obligated Borrowers, and (ii) two original consents to this Amendment, duly executed by Frank A. Argenbright, Jr.

         Section 4.3. Incumbency Certificate. Lender shall have received a secretarial and incumbency certificate of each Obligated Borrower and Corporate Guarantor, with copies of the corresponding corporate resolutions attached thereto.





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         Section 4.4. Compliance with Warranty; No Default, etc.

         1. As of the Amendment Effective Date, the representations and warranties set forth in Section 5 of the Loan Agreement, and the representations and warranties set forth in each of the other Loan Documents, are to be true and correct in all material respects.

         2. As of the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing.

         3. Lender shall have received from an authorized officer of each Obligated Borrower and Corporate Guarantor a certificate, dated the Amendment Effective Date, certifying the matters set forth in subsections 1 and 2 of this Section 4.4.


SECTION 5.       DOCUMENT PURSUANT TO LOAN AGREEMENT.

         This Amendment is a Loan Document executed pursuant to the Loan Agreement and, unless otherwise expressly indicated herein, is to be construed, administered and applied in accordance with all of the terms and provisions of the Loan Agreement. Except as otherwise expressly provided for herein, all representations, warranties, terms, covenants and conditions of the Loan Agreement, the Facility Letter and each of the other Loan Documents are to remain unamended and unwaived.





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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers hereunder duly authorized as of the day and year first written above.


                                          ARGENBRIGHT SECURITY, INC.
                                          ("OBLIGATED BORROWER")


                                          By: /s/ David L. Gamsey
                                             ----------------------------------

                                          Title: Vice President
                                                 and Chief
                                                 Financial Officer
                                                -------------------------------


                                          ARGENBRIGHT, INC.
                                          ("OBLIGATED BORROWER")


                                          By: /s/ David L. Gamsey
                                             ----------------------------------

                                          Title: Vice President
                                                 and Chief
                                                 Financial Officer
                                                -------------------------------


                                          INTERSEC, INC.
                                          ("OBLIGATED BORROWER")


                                          By: /s/ David L. Gamsey
                                             ----------------------------------

                                          Title: Vice President
                                                 and Chief
                                                 Financial Officer
                                                -------------------------------


                                          ADI U.K. LIMITED
                                          ("OBLIGATED BORROWER")


                                          By: /s/ David L. Gamsey
                                             ----------------------------------

                                          Title: Director
                                                -------------------------------





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                                      AVIATION DEFENCE INTERNATIONAL
                                      GERMANY LIMITED
                                      ("OBLIGATED BORROWER")


                                      By: /s/ David L. Gamsey
                                         ------------------------------------

                                      Title: Director
                                             --------------------------------


                                      ARGENBRIGHT HOLDINGS LIMITED
                                      ("U.S. HOLDINGS GUARANTOR")


                                      By: /s/ David L. Gamsey
                                         ------------------------------------

                                      Title: Vice President and
                                             Chief Financial Officer
                                             --------------------------------


                                      THE ADI GROUP LIMITED
                                      ("EUROPEAN GUARANTOR")


                                      By: /s/ David L. Gamsey
                                         ------------------------------------

                                      Title: Director
                                             --------------------------------







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                                     FIRST UNION COMMERCIAL
                                     CORPORATION
                                     ("LENDER")


                                     By: /s/
                                        ------------------------------------

                                     Title:
                                           ---------------------------------






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                          CONSENT AND CONFIRMATION


                 The undersigned, a guarantor of the Obligations of Obligated Borrowers to Lender, hereby consents to the terms and conditions of the FOURTH AMENDMENT TO LOAN AND SECURITY AGREEMENT AND FACILITY LETTER by and among the Corporate Guarantors and Obligated Borrowers party thereto and FIRST UNION COMMERCIAL CORPORATION, and the undersigned hereby confirms and agrees that the Guaranty by the undersigned in favor of Lender continues to be in full force and effect and is hereby ratified and confirmed.



                                        /s/ FRANK A. ARGENBRIGHT, JR.
                                        ------------------------------
                                        FRANK A. ARGENBRIGHT, JR.





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